FORD MOTOR CREDIT COMPANY
              FEBRUARY 1998-A OWNER TRUST

                MONTHLY SERVICING REPORT

Collection Period                                                   Sep-98
Distribution Date                                                 10/15/98


Total Portfolio                                          2,300,012,263.69
Total Securities                                         2,346,000,000.00
Class A-1 Notes                                            647,000,000.00
Class A-2 Notes                                            535,000,000.00
Class A-3 Notes                                            691,500,000.00
Class A-4 Notes                                            300,000,000.00
Class B Notes                                               80,500,000.00
Class C Certificates                                        46,000,000.00
Class D Certificates                                        46,000,000.00

I. COLLECTIONS
Interest Collections
   Simple Interest                                          12,222,712.19
   Pre Computed                                              3,814,818.54
Repurchased Loan Proceeds Related to Interest                        0.00
Total Interest Collections                                  16,037,530.73

Servicer Advances
   Simple Interest Servicer Advances                           167,338.15
   Reimbursement of Previous Simple Interest Servicer Ad             0.00
   Precomputed Servicer Advances                               373,501.73
   Reimbursement of Previous Precomputed  Servicer Advan             0.00
Total Servicer Advances (Reimbursements)                       540,839.88

Principal Payments Received
   Simple Interest                                          47,252,690.53
   Pre Computed                                             18,947,273.41
Liquidation Proceeds                                           731,640.06
Repurchased Loan Proceeds Related to Principal                   3,901.44
Recoveries from Prior Month Charge Off's                        83,586.17
Other Refunds Related to Principal                                   0.00
Total Principal Collections                                 67,019,091.61
Aggregate Losses for Collection Period                       2,503,787.89
Total Regular Principal Reduction                           68,707,653.27

Total Collections                                           83,597,462.22

II. DISTRIBUTIONS
Total Collections                                           83,597,462.22
Reserve Account Release                                              0.00
Reserve Account Draw                                                 0.00
Total Available For Distribution                            83,597,462.22

Servicing Fee:
Servicing Fee Due                                            1,488,736.21
   Per $1,000 of Original Balance                                    0.63
Servicing Fee Paid                                           1,488,736.21
   Per $1,000 of Original Balance                                    0.63
Servicing Fee Shortfall                                              0.00
   Per $1,000 of Original Balance                                    0.00

Interest:
Class A-1 Notes Monthly Interest
   Class A-1 Notes Monthly Interest Due                        385,223.89
      Per $1,000 of Original Balance                                 0.60
   Class A-1 Notes Monthly Interest Paid                       385,223.89
      Per $1,000 of Original Balance                                 0.60
   Class A-1 Notes Monthly Interest Shortfall                        0.00
      Per $1,000 of Original Balance                                 0.00
   Class A-1 Notes Interest Carryover Shortfall                      0.00
      Per $1,000 of Original Balance                                 0.00
   Change in Class A-1 Notes Int. Carryover Shortfall                0.00
      Per $1,000 of Original Balance                                 0.00
Class A-2 Notes Monthly Interest
   Class A-2 Notes Monthly Interest Due                      2,496,666.67
      Per $1,000 of Original Balance                                 4.67
   Class A-2 Notes Monthly Interest Paid                     2,496,666.67
      Per $1,000 of Original Balance                                 4.67
   Class A-2 Notes Monthly Interest Shortfall                        0.00
      Per $1,000 of Original Balance                                 0.00
   Class A-2 Notes Interest Carryover Shortfall                      0.00
      Per $1,000 of Original Balance                                 0.00
   Change in Class A-2 Notes Int. Carryover Shortfall                0.00
      Per $1,000 of Original Balance                                 0.00
Class A-3 Notes Monthly Interest
   Class A-3 Notes Monthly Interest Due                      3,255,812.50
      Per $1,000 of Original Balance                                 4.71
   Class A-3 Notes Monthly Interest Paid                     3,255,812.50
      Per $1,000 of Original Balance                                 4.71
   Class A-3 Notes Monthly Interest Shortfall                        0.00
      Per $1,000 of Original Balance                                 0.00
   Class A-3 Notes Interest Carryover Shortfall                      0.00
      Per $1,000 of Original Balance                                 0.00
   Change in Class A-3 Notes Int. Carryover Shortfall                0.00
      Per $1,000 of Original Balance                                 0.00
Class A-4 Notes Monthly Interest
   Class A-4 Notes Monthly Interest Due                      1,425,000.00
      Per $1,000 of Original Balance                                 4.75
   Class A-4 Notes Monthly Interest Paid                     1,425,000.00
      Per $1,000 of Original Balance                                 4.75
   Class A-4 Notes Monthly Interest Shortfall                        0.00
      Per $1,000 of Original Balance                                 0.00
   Class A-4 Notes Interest Carryover Shortfall                      0.00
      Per $1,000 of Original Balance                                 0.00
   Change in Class A-4 Notes Int. Carryover Shortfall                0.00
      Per $1,000 of Original Balance                                 0.00
Class B Notes Monthly Interest
   Class B Notes Monthly Interest Due                          399,145.83
      Per $1,000 of Original Balance                                 4.96
   Class B Notes Monthly Interest Paid                         399,145.83
      Per $1,000 of Original Balance                                 4.96
   Class B Notes Monthly Interest Shortfall                          0.00
      Per $1,000 of Original Balance                                 0.00
   Class B Notes Interest Carryover Shortfall                        0.00
      Per $1,000 of Original Balance                                 0.00
   Change in Class B Notes Int. Carryover Shortfall                  0.00
      Per $1,000 of Original Balance                                 0.00
Total Note Interest
   Total Note Interest Due                                   7,961,848.89
      Per $1,000 of Original Balance                                 3.53
   Total Note Interest Paid                                  7,961,848.89
      Per $1,000 of Original Balance                                 3.53
   Total Note Interest Shortfall                                     0.00
      Per $1,000 of Original Balance                                 0.00
   Total Note Interest Carryover Shortfall                           0.00
      Per $1,000 of Original Balance                                 0.00
   Change in Total Note Int. Carryover Shortfall                     0.00
      Per $1,000 of Original Balance                                 0.00
Class C Certificates Monthly Interest
   Class C Certificates Monthly Interest Due                   237,666.67
      Per $1,000 of Original Balance                                 5.17
   Class C Certificates Monthly Interest Paid                  237,666.67
      Per $1,000 of Original Balance                                 5.17
   Class C Certificates Monthly Interest Shortfall                   0.00
      Per $1,000 of Original Balance                                 0.00
   Class C Certificates Interest Carryover Shortfall                 0.00
      Per $1,000 of Original Balance                                 0.00
   Change in Class C Certificates Int. Carryover Shortfa             0.00
      Per $1,000 of Original Balance                                 0.00
Class D Certificates Monthly Interest
   Class D Certificates Monthly Interest Due                   287,500.00
      Per $1,000 of Original Balance                                 6.25
   Class D Certificates Monthly Interest Paid                  287,500.00
      Per $1,000 of Original Balance                                 6.25
   Class D Certificates Monthly Interest Shortfall                   0.00
      Per $1,000 of Original Balance                                 0.00
   Class D Certificates Interest Carryover Shortfall                 0.00
      Per $1,000 of Original Balance                                 0.00
   Change in Class D Cert. Int. Carryover Shortfall                  0.00
      Per $1,000 of Original Balance                                 0.00
Total Note and Certificate Interest Paid
   Total Note and Certificate Interest Due                   8,487,015.56
   Total Note and Certificate Interest Paid                  8,487,015.56
   Total Note and Certificate Interest Shortfall                     0.00
   Total Note and Certificate Int. Carryover Shortfall               0.00
   Change in Total Note & Cert. Int. Carryover Shortfall             0.00

Principal:
Principal Distribution Amounts
   First Priority Distribution Amount                                0.00
      Per $1,000 of Original Balance                                 0.00
   Second Priority Distribution Amount                               0.00
      Per $1,000 of Original Balance                                 0.00
   Regular Principal Distribution Amount                    73,621,710.46
      Per $1,000 of Original Balance                                31.38
   Total Principal Distribution Amount                      73,621,710.46
      Per $1,000 of Original Balance                                31.38
Class A-1 Notes Monthly Principal
   Class A-1 Notes Monthly Principal Paid                   73,621,710.46
      Per $1,000 of Original Balance                               113.79
Class A-2 Notes Monthly Principal
   Class A-2 Notes Monthly Principal Paid                            0.00
      Per $1,000 of Original Balance                                 0.00
Class A-3 Notes Monthly Principal
   Class A-3 Notes Monthly Principal Paid                            0.00
      Per $1,000 of Original Balance                                 0.00
Class A-4 Notes Monthly Principal
   Class A-4 Notes Monthly Principal Paid                            0.00
      Per $1,000 of Original Balance                                 0.00
Class B Notes Monthly Principal
   Class B Notes Monthly Principal Paid                              0.00
      Per $1,000 of Original Balance                                 0.00
Total Note Principal
  Total Note Principal Paid                                 73,621,710.46
      Per $1,000 of Original Balance                                32.01
Class C Certificates Monthly Principal
   Class C Certificates Monthly Principal Paid                       0.00
      Per $1,000 of Original Balance                                 0.00
Class D Certificates Monthly Principal
   Class D Certificates Monthly Principal Paid                       0.00
      Per $1,000 of Original Balance                                 0.00
Total Note and Certificate Principal Paid
   Total Note and Certificate Principal Paid                73,621,710.46

Total Available for Distribution                            83,597,462.22
Total Distributions                                         83,597,462.22


III. POOL BALANCES AND PORTFOLIO INFORMATION
                                                                   Ending
Balances and Principal Factors:
   Aggregate Balance of Notes                            1,616,745,045.74
   Note Pool Factor                                             0.7172782
   Class A-1 Notes Balance                                   9,745,045.74
   Class A-1 Notes Pool Factor                                  0.0150619
   Class A-2 Notes Balance                                 535,000,000.00
   Class A-2 Notes Pool Factor                                  1.0000000
   Class A-3 Notes Balance                                 691,500,000.00
   Class A-3 Notes Pool Factor                                  1.0000000
   Class A-4 Notes Balance                                 300,000,000.00
   Class A-4 Notes Pool Factor                                  1.0000000
   Class B Notes Balance                                      80500000.00
   Class B Notes Pool Factor                                    1.0000000
   Class C Certificates Balance                             46,000,000.00
   Class C Certificates Pool Factor                             1.0000000
   Class D Certificates Balance                               46000000.00
   Class D Certificate Pool Factor                                   1.00
   Total Note and Cert. Balance                          1,708,745,045.74
Portfolio Information:
   Weighted Average Coupon (WAC)                                    11.12 %
   Weighted Average Remaining Maturity (WAM)                        41.34
   Remaining Number of Receivables                             146,978.00
   Portfolio Receivable Balance                          1,717,775,799.85

IV. OVERCOLLATERALIZATION INFORMATION
   Actual Class A Overcollateralization Amount             181,530,754.11
   Actual Class B Overcollateralization Amount             101,030,754.11
   Actual Class C Overcollateralization Amount              55,030,754.11
   Actual Class D Overcollateralization Amount               9,030,754.11
   Specified Overcollateralization Amount                    5,677,696.68
   Specified Credit Enhancement Amount                      17,177,758.00


V. RECONCILIATION OF RESERVE ACCOUNT
Beginning Reserve Account Balance                           11,500,061.32
Specified Reserve Account Balance                           11,500,061.32
   Reserve Release Amount                                            0.00
Reserve Account Draws                                                0.00
   Interim Reserve Account Balance                          11,500,061.32
Reserve Account Deposits Made                                        0.00
Ending Reserve Account Balance                              11,500,061.32
Change in Reserve Account Balance                                    0.00

VI. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
Liquidated Contracts:
   Liquidation Proceeds                                        731,640.06
   Recoveries from Prior Month Charge Off's                     83,586.17
Aggregate Net Losses for Collection Period                   2,503,787.89
Charge-off Rate for Collection Period (annualized)                   1.16 %
Cumulative Net Losses for all Periods                        8,709,310.55
Delinquent Receivables:
   31-60 Days Delinquent                                    27,893,580.79
   61-90 Days Delinquent                                     4,381,798.90
   91-120 Days Delinquent                                    1,465,753.24
   120+ Days Delinquent                                        755,677.22

Ratio of Net Losses to the Average Pool Balance:
   Second Preceding Collection Period                                0.01
   Preceding Collection Period                                       0.01
   Current Collection Period                                         0.01
   Three Month Average                                               0.01
Ratio of 60+ Delinquent Contracts to Outstanding Receivables
   Second Preceding Collection Period                                0.00
   Preceding Collection Period                                       0.00
   Current Collection Period                                         0.00
   Three Month Average                                               0.00